Exhibit 99.2
CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013
Net Sales:
Fluid Handling	$310,837	$312,998
Payment & Merchandising Technologies	169,092	89,461
Aerospace & Electronics	168,960	164,882
Engineered Materials	67,941	60,230
Total Net Sales	$716,830	$627,571

Operating Profit (Loss):
Fluid Handling	$44,501	$45,891
Payment & Merchandising Technologies	7,447	10,165
Aerospace & Electronics	32,557	40,111
Engineered Materials	10,793	8,574
Corporate *	(13,912)	(17,841)
Total Operating Profit	81,386	86,900

Interest Income	388	632
Interest Expense	(9,809)	(6,718)
Miscellaneous- Net	(204)	(120)
Income Before Income Taxes	71,761	80,694
Provision for Income Taxes	22,889	22,752
Net income before allocation to noncontrolling interests	48,872	57,942
Less: Noncontrolling interest in subsidiaries' earnings	188	151
Net income attributable to common shareholders	$48,684	$57,791

Share Data:
Earnings per Diluted Share	$0.82	$0.99

Average Diluted Shares Outstanding	59,514	58,389
Average Basic Shares Outstanding	58,516	57,479

Supplemental Data:
Cost of Sales	$457,954	$409,819
Selling, General & Administrative	157,936	127,964
Repositioning Charges (see non-GAAP measures)	6,050	—
Acquisition Related Charges (see non-GAAP measures)	13,504	2,888
Depreciation and Amortization **	21,775	12,710
Stock-Based Compensation Expense	5,647	5,379

* Corporate included acquisition related cost of $1.1 million and $2.9 million for the three months ended March 31, 2014 and 2013, respectively.
** Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	March 31, 2014	December 31, 2013
ASSETS
Current Assets
Cash and Cash Equivalents	$250,274	$270,643
Accounts Receivable, net	457,180	437,541
Current Insurance Receivable - Asbestos	22,783	22,783
Inventories, net	389,301	368,886
Other Current Assets	50,548	49,239
Total Current Assets	1,170,086	1,149,092

Property, Plant and Equipment, net	303,778	305,055
Long-Term Insurance Receivable - Asbestos	143,044	148,222
Other Assets	689,337	707,922
Goodwill	1,247,100	1,249,316

Total Assets	$3,553,345	$3,559,607

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$143,804	$125,826
Accounts Payable	214,107	229,828
Current Asbestos Liability	88,038	88,038
Accrued Liabilities	233,505	223,148
Income Taxes	1,519	2,062
Total Current Liabilities	680,973	668,902

Long-Term Debt	749,181	749,170
Long-Term Deferred Tax Liability	50,907	76,041
Long-Term Asbestos Liability	592,428	610,530
Other Liabilities	220,411	240,291

Total Equity	1,259,445	1,214,673

Total Liabilities and Equity	$3,553,345	$3,559,607

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2014	2013
Operating Activities:
Net income attributable to common shareholders	$48,684	$57,791
Noncontrolling interest in subsidiaries' earnings	188	151
Net income before allocations to noncontrolling interests	48,872	57,942
Restructuring - Non Cash	366	—
Depreciation and amortization	21,775	12,710
Stock-based compensation expense	5,647	5,379
Defined benefit plans and postretirement expense	(2,908)	943
Deferred income taxes	4,738	8,200
Cash used for operating working capital	(69,322)	(98,534)
Defined benefit plans and postretirement contributions	(4,761)	(2,816)
Environmental payments, net of reimbursements	(2,683)	(3,505)
Other	(7,709)	9,771
Subtotal	(5,985)	(9,910)
Asbestos related payments, net of insurance recoveries	(12,925)	(10,493)
Total used for operating activities	(18,910)	(20,403)

Investing Activities:
Capital expenditures	(9,393)	(5,473)
Proceeds from disposition of capital assets	231	196
Total used for investing activities	(9,162)	(5,277)

Financing Activities:
Dividends paid	(17,616)	(16,144)
Stock options exercised - net of shares reacquired	3,752	10,389
Excess tax benefit from stock-based compensation	5,145	2,928
Change in short-term debt	18,000	—
Total provided by (used for) financing activities	9,281	(2,827)

Effect of exchange rate on cash and cash equivalents	(1,578)	(10,801)
Decrease in cash and cash equivalents	(20,369)	(39,308)
Cash and cash equivalents at beginning of period	270,643	423,947
Cash and cash equivalents at end of period	$250,274	$384,639

CRANE CO.
Order Backlog
(in thousands)

	March 31, 2014		December 31, 2013		September 30, 2013	June 30, 2013	March 31, 2013
Fluid Handling	$350,720		$333,860		$355,192	$349,545	$365,231
Payment & Merchandising Technologies	58,787	*	51,888	*	23,901	25,641	21,399
Aerospace & Electronics	397,541		361,323		381,830	403,400	397,518
Engineered Materials	16,624		14,661		12,572	14,122	16,138
Total Backlog	$823,672		$761,732		$773,495	$792,708	$800,286

* Includes $37.0 million and $31.9 million of order backlog as of March 31, 2014 and December 31, 2013, respectively, pertaining to the MEI/Conlux business acquired in December 2013.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended March 31,		Percent Change March 31, 2014
	2014	2013	Three Months
INCOME ITEMS
Net Sales	$716,830	$627,571	14.2%

Operating Profit	81,386	86,900	-6.3%
Percentage of Sales	11.4%	13.8%

Special Items impacting Operating Profit:
Acquisition transaction costs (a)	—	2,888
Acquisition related inventory and backlog amortization (b)	4,790	—
Acquisition related integration costs (c)	4,391	—
Acquisition related restructuring costs (d)	4,323	—
Repositioning charges (e)	6,050	—
Operating Profit before Special Items	$100,940	$89,788	12.4%

Percentage of Sales	14.1%	14.3%

Net Income Attributable to Common Shareholders	$48,684	$57,791
Per Share	$0.82	$0.99	-17.4%

Special Items impacting Net Income Attributable to Common Shareholders:

Acquisition Transaction Costs - Net of Tax (a)	—	2,888
Per Share		$0.05

Acquisition related inventory and backlog amortization - Net of Tax (b)	3,018	—
Per Share	$0.05

Acquisition related integration charges - Net of Tax (c)	3,209	—
Per Share	$0.05

Acquisition related restructuring charges - Net of Tax (d)	2,980	—
Per Share	$0.05

Repositioning Charges - Net of Tax (e)	4,330	—
Per Share	$0.07

Net Income Attributable To Common Shareholders Before Special Items	$62,221	$60,679	2.5%
Per Share	$1.05	$1.04	0.6%

(a) During the three months ended March 31, 2013, the Company recorded transaction costs associated with the acquisition of MEI/Conlux.
(b) During the three months ended March 31, 2014, the Company recorded inventory step-up and backlog amortization relating to the acquisition of MEI/Conlux.
(c) During the three months ended March 31, 2014, the Company recorded integration costs associated with the acquisition of MEI/Conlux.
(d) During the three months ended March 31, 2014, the Company recorded restructuring costs associated with the acquisition of MEI/Conlux.
(e) During the three months ended March 31, 2014, the Company recorded repositioning charges associated with certain facility consolidation activities in our Fluid Handling and Aerospace & Electronics segments. These charges primarily included severance and move costs related to the transfer of certain manufacturing operations.

	2014 Full Year Guidance
2014 Earnings Per Share Guidance	Low	High
Earnings Per Share - GAAP basis	$4.28	$4.48
Acquisition integration costs, inventory step-up and backlog amortization - Net of Tax(f)	0.22	0.22
Anticipated facility repositioning actions, net of real estate divestiture gains - Net of Tax (g)	0.05	0.05
Earnings Per Share - Non-GAAP basis	$4.55	$4.75

(f) In connection with the MEI/Conlux acquisition, the Company expects to incur transaction and integration related costs, and inventory step up and backlog amortization charges in a range of $18 million to $21 million. The $0.22 represents the estimated Earnings Per Share impact for the mid-point of the $18 million to $21 million range.

(g) In 2014, the Company expects to incur costs associated with facility repositioning actions related to the consolidation of certain smaller manufacturing sites and expects to record gains from the sale of certain Company owned real estate.

	Three Months Ended March 31,		2014 Full Year Guidance
	2014	2013	Low	High
CASH FLOW ITEMS
Cash Provided from Operating Activities
before Asbestos - Related Payments	$(5,985)	$(9,910)	$345,000	$354,000
Asbestos Related Payments, Net of Insurance Recoveries	(12,925)	(10,493)	(70,000)	(64,000)
Cash Provided from Operating Activities	(18,910)	(20,403)	275,000	290,000
Less: Capital Expenditures	(9,393)	(5,473)	(50,000)	(40,000)
Free Cash Flow	$(28,303)	$(25,876)	$225,000	$250,000

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.